Exhibit 10.16

EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Third Amendment”), dated as of November 1, 2017 among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), the lenders party hereto with a 2017 Class B Term Loan Commitment referred to below (the “2017 Term Lenders”), each other lender party hereto and Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”) and as the designated lender of 2017 Class B Term Loans referred to below (in such capacity, the “Designated 2017 Term Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated October 31, 2016, as further amended by that certain Second Amendment to Credit and Guaranty Agreement, dated August 21, 2017 and as further amended and restated, supplemented or otherwise modified to but not including the Third Amendment Effective Date as defined below, the “Credit Agreement”);
WHEREAS, on the date hereof, there are outstanding Replacement Class B Term Loans under the Credit Agreement (the “Existing Term Loans”) in an aggregate principal amount of $990,000,000;
WHEREAS, pursuant to Section 10.08(e) of the Credit Agreement, the Borrower desires to refinance in full the Existing Term Loans with the proceeds of the 2017 Class B Term Loans (as defined below) (the “Refinancing”); and
WHEREAS, the Borrower, the Administrative Agent, the 2017 Term Lenders and the other Lenders party hereto wish to amend the Credit Agreement to provide for (i) the Refinancing and (ii) certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Credit Agreement Amendments. Effective as of the Third Amendment Effective Date (as defined below):

(a)    The Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
“2017 Class B Term Loans” shall be the Term Loans incurred pursuant to the Third Amendment.
“2017 Class B Term Loan Commitment” shall mean the Term Loan Commitment of each 2017 Term Lender to make 2017 Class B Term Loans pursuant to the Third Amendment.
“2017 Class B Term Loan Commitment Schedule” shall mean the schedule of 2017 Class B Term Loan Commitments of each 2017 Term Lender provided to the Borrower on the Third Amendment Effective Date by the Administrative Agent pursuant to the Third Amendment.
“2017 Term Lender” shall mean each Lender having a Term Loan Commitment to provide 2017 Class B Term Loans or, as the case may be, with an outstanding 2017 Class B Term Loan.
“Third Amendment” shall mean the Third Amendment to Credit and Guaranty Agreement, dated as of November 1, 2017, by and among Parent, the Borrower, the Administrative Agent, the 2017 Term Lenders and Barclays Bank PLC, in its capacity as the designated Lender of 2017 Class B Term Loans.
“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.
(ii)    The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean the rate per annum determined pursuant to the following:

Class of Loans	Applicable Margin Eurodollar Loans	Applicable Margin ABR Loans
2017 Class B Term Loans	2.00%	1.00%
Revolving Loans	2.25%	1.25%

(iii)    The first sentence of the definition of “Class” is hereby amended by deleting “Replacement Class B Term Loans” where it first appears and replacing such term with “2017 Class B Term Loans”.

(iv)    The definition of “LIBO Rate” is hereby amended and restated as follows:
“LIBO Rate” shall mean for any Interest Period as to any LIBO Rate Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (“ICE LIBOR”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays ICE LIBOR for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if ICE LIBOR is quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; and provided, further, that solely in respect of the 2017 Class B Term Loans, the LIBO Rate shall not be less than 0% for the purposes of this Agreement.
(v)    The definition of “Repricing Event” is hereby amended by deleting “Replacement Class B Term Loans” each place it appears and replacing it with “2017 Class B Term Loans”.
(vi)    The definition of “Term Loan” is hereby amended by deleting “Replacement Class B Term Loans” and replacing it with “2017 Class B Term Loans”.
(vii)    The definition of “Term Loan Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Loan Commitment” shall mean the commitment of each Term Lender to make Term Loans hereunder and, in the case of the 2017 Class B Term Loans, in an aggregate principal amount not to exceed the amount set forth under the heading “2017 Class B Term Loans” opposite its name in the 2017 Class B Term Loan Commitment Schedule or in the Assignment and Acceptance pursuant to which such Term Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Term Loan Commitments as of the Third Amendment Effective Date was $990,000,000. The Term Loan Commitments as of the Third Amendment Effective Date are for 2017 Class B Term Loans.
(viii)    The definition of “Term Loan Maturity Date” is hereby amended by deleting “Replacement Class B Term Loans” and replacing it with “2017 Class B Term Loans”.

(ix)    Section 2.01(b) is hereby amended and restated by adding the following at the end of such Section:
On the Third Amendment Effective Date, each 2017 Term Lender agrees to make to the Borrower the 2017 Class B Term Loans denominated in Dollars in an aggregate principal amount equal to such 2017 Term Lender’s 2017 Class B Term Loan Commitment in accordance with the terms and conditions of the Third Amendment, which 2017 Class B Term Loans shall constitute Term Loans for all purposes of this Agreement.
(x)    Section 2.09 is hereby amended by adding the following at the end of such section:
Notwithstanding any provision to the contrary set forth in this Agreement, in the event the Administrative Agent determines, pursuant to and in accordance with this Section 2.09, that reasonable means do not exist for ascertaining the applicable LIBO Rate and the Administrative Agent and the Borrower mutually determine that the syndicated loan market has broadly accepted a replacement standard for the LIBO Rate, then the Administrative Agent and Borrower may, without the consent of any Lender, amend this Agreement to adopt such new broadly accepted market standard and to make such other changes as shall be necessary or appropriate in the good faith determination of the Administrative Agent and the Borrower in order to implement such new market standard herein and in the other Loan Documents.
(xi)    Section 2.10(b) is hereby amended and restated in its entirety as follows:
(b) The principal amounts of the 2017 Class B Term Loans shall be repaid in consecutive annual installments (each, an “Installment”) of 1.00% of the sum of (i) the original aggregate principal amount of the Class B Term Loans made on the Closing Date plus (ii) the original aggregate principal amount of any Incremental Term Loans of the same Class as the Replacement Class B Term Loans from time to time after the First Amendment Effective Date plus (iii) the original aggregate principal amount of any Incremental Term Loans of the same Class as the 2017 Class B Term Loans from time to time after the Third Amendment Effective Date, on each anniversary of the Closing Date occurring prior to the Term Loan Maturity Date with respect to such 2017 Class B Term Loans. Notwithstanding the foregoing, (1) such Installments shall be reduced in connection with any mandatory or voluntary prepayments of the 2017 Class B Term Loans in accordance with Sections 2.12 and 2.13, as applicable and (2) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the applicable Term Loan Termination Date.
(xii)    Section 2.13(a) is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary above, no notice to the Administrative Agent shall be required in connection with the repayment of the Existing Term Loans (as defined in the Third Amendment) with the proceeds of 2017 Class B Term Loans incurred on the Third Amendment Effective Date.
(xiii)    Section 2.13(d) is hereby amended by (A) deleting “Replacement Class B Term Loans” each place it appears and replacing it with “2017 Class B Term Loans” and (B) deleting “First Amendment Effective Date” and replacing it with “Third Amendment Effective Date”.
(xiv)    Section 2.27(c) is hereby amended by deleting “Replacement Class B Term Loans” each place it appears and replacing it with “2017 Class B Term Loans”.
(xv)    Section 3.08 is hereby amended by adding the following proviso at the end thereof:
; provided that all proceeds of the 2017 Class B Term Loans incurred on the Third Amendment Effective Date pursuant to the Third Amendment shall solely be used as provided in the Third Amendment.
(b)    (i)    Subject to the satisfaction (or waiver) of the conditions set forth in Section Three hereof, the 2017 Term Lenders hereby agree to make 2017 Class B Term Loans (as defined below) to the Borrower on the Third Amendment Effective Date (as defined below) in the aggregate principal amount of $990,000,000, which shall be used solely to refinance in full all outstanding Existing Term Loans and to pay fees and expenses relating to this Third Amendment.
(ii)    As of the Third Amendment Effective Date, immediately prior to the effectiveness of the Third Amendment, the Administrative Agent has prepared and provided a true and correct copy to the Borrower of a schedule (the “2017 Class B Term Loan Commitments Schedule”) which sets forth the allocated commitments received by it (the “2017 Class B Term Loan Commitments”) from the Lenders providing the 2017 Class B Term Loans. The Administrative Agent has notified each 2017 Term Lender of its allocated 2017 Class B Term Loan Commitment, and each of the 2017 Term Lenders has executed a consent to this Third Amendment in the form of Annex A attached hereto. On the Third Amendment Effective Date, all Existing Term Loans shall be refinanced in full as follows:
(w)the outstanding aggregate principal amount of Existing Term Loans of each Lender which does not have a 2017 Class B Term Loan Commitment (each, a “Non-Converting Term Lender”) shall be repaid in full in cash;
(x)to the extent any Lender has a 2017 Class B Term Loan Commitment that is less than the full outstanding aggregate principal amount of Existing Term Loans of such Lender, such Lender shall be repaid in cash in an amount equal to the difference between the outstanding aggregate principal amount of Existing Term Loans of such Lender and such Lender’s 2017 Class B Term Loan Commitment (the “Non-Converting Term Portion”);

(y)the outstanding aggregate principal amount of Existing Term Loans of each Lender which has a 2017 Class B Term Loan Commitment (each, a “Converting Term Lender,” and, together with the Non-Converting Term Lenders, the “Existing Term Lenders”) shall automatically be converted into 2017 Class B Term Loans (a “Converted 2017 Class B Term Loan”) in a principal amount equal to such Converting Term Lender’s Existing Term Loans outstanding on the Third Amendment Effective Date immediately prior to such conversion, less an amount equal to any Non-Converting Term Portion; and
(z)(1) each 2017 Term Lender that is not an Existing Term Lender (each, a “New Term Lender”) and (2) each Converting Term Lender with a 2017 Class B Term Loan Commitment in an amount in excess of the aggregate principal amount of Existing Term Loans of such Converting Term Lender (such difference, the “New Term Commitment”), agrees to make to the Borrower a new Term Loan (each, a “New Term Loan” and, collectively, the “New Term Loans” and, together with the Converted 2017 Class B Term Loans, the “2017 Class B Term Loans”) in a principal amount equal to such Converting Term Lender’s New Term Commitment or such New Term Lender’s 2017 Class B Term Loan Commitment, as the case may be, on the Third Amendment Effective Date, which 2017 Class B Term Loans shall be subject to the terms of the Credit Agreement after giving effect to this Third Amendment.
(iii)    On the Third Amendment Effective Date, each 2017 Term Lender hereby agrees to fund its 2017 Class B Term Loans in an aggregate principal amount equal to such 2017 Term Lender’s 2017 Class B Term Loan Commitment as follows: (x) each Converting Term Lender shall fund its 2017 Class B Term Loans to the Borrower by converting its then outstanding principal amount of Existing Term Loans into 2017 Class B Term Loans in an equal principal amount as provided in clause (ii)(y) above, (y) (1) each Converting Term Lender with a New Term Commitment shall fund in cash an amount equal to its New Term Commitment to the Designated 2017 Term Lender and (2) each New Term Lender shall fund in cash an amount equal to its 2017 Class B Term Loan Commitment to the Designated 2017 Term Lender, and (z) the Designated 2017 Term Lender shall fund in cash to the Borrower an amount equal to the New Term Commitment of each Converting Term Lender and the 2017 Class B Term Loan Commitment of each New Term Lender.
(iv)    All outstanding Borrowings of Existing Term Loans shall continue in effect for the equivalent principal amount of 2017 Class B Term Loans after the Third Amendment Effective Date and each resulting “borrowing” of 2017 Class B Term Loans shall be deemed to constitute a new deemed “borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same LIBO Rate) applicable to the Existing Term Loans to which it relates immediately prior to the Third Amendment Effective Date, which Interest Period shall continue in effect (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.05 of the Credit Agreement). New Term Loans shall be initially incurred as Eurodollar Loans and shall be allocated ratably to the outstanding deemed “borrowings” of 2017 Class B Term Loans on the Third Amendment Effective Date. Each such Borrowing of New Term Loans shall be subject to (x) an Interest Period which commences on the Third Amendment Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans and (y) the same LIBO Rate applicable to the 2017 Class B Term Loans. The 2017 Class B Term Loans of each 2017 Term Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of Existing Term Loans subject to such Interest Periods immediately prior to the Third Amendment Effective Date), with the effect being that Existing Term Loans which are converted into Converted 2017 Class B Term Loans hereunder shall continue to be subject to the same Interest Periods and any 2017 Class B Term Loans that are funded in cash on the Third Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above.
(v)    On the Third Amendment Effective Date, the Borrower shall pay in cash (a) all interest accrued on the Existing Term Loans through the Third Amendment Effective Date and (b) to each Non-Converting Term Lender and each Converting Term Lender with a Non-Converting Term Portion, any breakage loss or expenses due under Section 2.15 of the Credit Agreement (it being understood that existing Interest Periods of the Existing Term Loans held by 2017 Term Lenders prior to the Third Amendment Effective Date shall continue on and after the Third Amendment Effective Date and shall accrue interest in accordance with Section 2.07 of the Credit Agreement on and after the Third Amendment Effective Date). Each Converting Term Lender hereby waives any entitlement to any breakage loss or expenses due under Section 2.15 of the Credit Agreement with respect to the repayment of that portion of its Existing Term Loans with the proceeds of Converted 2017 Class B Term Loans.
(vi)    On the Third Amendment Effective Date, all promissory notes, if any, evidencing the Existing Term Loans shall be automatically cancelled, and any 2017 Term Lender may request that its 2017 Class B Term Loan be evidenced by a promissory pursuant to Section 2.10(f) of the Credit Agreement.
SECTION TWO - Titles and Roles. The parties hereto agree that, as of the Third Amendment Effective Date and in connection with the Third Amendment:
(a)each of Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. (“Citi”), Credit Suisse Securities (USA) LLC (“CS Securities”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs Bank USA (“GSB”), Industrial and Commercial Bank of China Limited, New York Branch (“ICBC”), JPMorgan Chase Bank, N.A. (“JPMCB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), BNP Paribas Securities Corp. (“BNP Securities”), Credit Agricole Corporate and Investment Bank (“CA-CIB”), Standard Chartered Bank (“SCB”), Sumitomo Mitsui Banking Corporation (“SMBC”), U.S. Bank National Association (“US Bank”), and Texas Capital Bank, N.A. (“TCB”) shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner (in such capacity, collectively, the “Lead Arrangers”);
(b)each of Barclays, Citi, CS Securities, DBSI, GSB, ICBC, JPMCB, ML and MS shall be designated as, and perform the roles associated with, a syndication agent (in such capacity, collectively, the “Syndication Agents”); and

(c)each of BNP Securities, CA-CIB, SCB, SMBC, US Bank, and TCB shall be designated as, and perform the roles associated with, a documentation agent (in such capacity, collectively, the “Documentation Agents”).
For the avoidance of doubt, the provisions of Section 10.04 of the Credit Agreement shall apply to, and inure to the benefit of, each Lead Arranger, each Syndication Agent and each Documentation Agent in connection with their respective roles hereunder.
SECTION THREE - Conditions to Effectiveness. The provisions of Section One of this Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:
(a)    The Borrower, the Guarantor, the Administrative Agent, the Designated 2017 Term Lender, the 2017 Term Lenders and such other lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, NY 10005, attention: Dylan Scher;
(b)    all reasonable invoiced out-of-pocket expenses incurred by the Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement or the Engagement Letter, dated as of October 19, 2017, by and between, inter alios, the Borrower and the Lead Arrangers (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees, owing and payable (including any fees agreed to in connection with this Third Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date (or such shorter period as may be agreed by the Borrower);
(c)    the Administrative Agent shall have received an Officer’s Certificate certifying as to the Collateral Coverage Ratio in accordance with Section 4.02(d) of the Credit Agreement;
(d)    the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for the Borrower and the Guarantor addressed to the Administrative Agent and the 2017 Term Lenders party hereto, and dated the Third Amendment Effective Date;
(e)    the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Third Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Third Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (e)), (ii) certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Third Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(f)    the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this clause (i), the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2016 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2016 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2016, included in Parent’s Annual Report on Form 10-K for 2016 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, and (B) as to the absence of any event occurring and continuing, or resulting from this Third Amendment on, the Third Amendment Effective Date, that constitutes a Default or Event of Default; and
(g)    the Administrative Agent shall have received a Loan Request delivered in compliance with Section 2.03(b) of the Credit Agreement not later than 1:00 p.m. New York City time one (1) Business Day before the Third Amendment Effective Date or such shorter time as the Administrative Agent may agree.
SECTION FOUR - No Default; Representations and Warranties. In order to induce the 2017 Term Lenders and the Administrative Agent to enter into this Third Amendment, the Borrower represents and warrants to each of the 2017 Term Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this Third Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Third Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this Section Four, the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2016 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2016 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2016, included in Parent’s Annual Report on Form 10-K for 2016 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017.
SECTION FIVE - Confirmation. The Borrower and the Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are, and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents shall include, without limitation, all obligations of the Borrower with respect to the 2017 Class B Term Loans (after giving effect to this Third Amendment) and all obligations of the Guarantor with respect to the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (including the Obligations under the 2017 Class B Term Loans incurred pursuant to this Third Amendment) pursuant to the Collateral Documents.
SECTION SIX - Reference to and Effect on the Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Third Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION SEVEN - Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Third Amendment.
SECTION EIGHT - Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT

SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION NINE - Miscellaneous.    (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.
(b)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Third Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Term Loan Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.
AMERICAN AIRLINES, INC., as the Borrower
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer
AMERICAN AIRLINES GROUP INC., as Parent and Guarantor
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer

[Third Amendment to Credit and Guaranty Agreement]

BARCLAYS BANK PLC,
as Administrative Agent
By:     /s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Third Amendment to Credit and Guaranty Agreement]

BARCLAYS BANK PLC,
as the Designated 2017 Term Lender and a 2017 Term Lender
By:     /s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Third Amendment to Credit and Guaranty Agreement]

Annex A

CONSENT TO THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

CONSENT (this “Consent”) to the Third Amendment to Credit and Guaranty Agreement (the “Agreement”), by and among American Airlines, Inc., as Borrower, American Airlines Group Inc., as Parent and a Guarantor, the lenders party thereto with a 2017 Class B Term Loan Commitment, each other lender party thereto and Barclays Bank PLC, as Administrative Agent and as the designated lender of 2017 Class B Term Loans. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Agreement.

Replacement Term Lender. The undersigned Replacement Term Lender hereby irrevocably and unconditionally approves the Agreement and consents as follows (check ONE option):
Cashless Settlement Option
☐ to exchange 100% of the outstanding principal amount of the Replacement Class B Term Loans (i.e. Existing Term Loans) held by such Replacement Term Lender for 2017 Class B Term Loans in an equal principal amount or such lesser amount allocated to such Lender by the Administrative Agent.

Post-Closing Settlement Option
☐ to have 100% of the outstanding principal amount of the Replacement Class B Term Loans (i.e. Existing Term Loans) held by such Replacement Term Lender prepaid on the Effective Date and purchase by assignment 2017 Class B Term Loans in an equal principal amount or such lesser amount allocated to such Lender by the Administrative Agent.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
________________________________________,
as a 2017 Term Lender (type name of the legal entity)
By: ____________________________________
Name:
Title:
If a second signature is necessary:
By: ____________________________________
Name:
Title:
Name of Fund Manager (if any):__________________

Current holding amount: $__________________

[Third Amendment to Credit and Guaranty Agreement]